UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 3, 2007


                         ALLIED MOTION TECHNOLOGIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Colorado                       0-04041                 84-0518115
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


23 Inverness Way East, Ste. 150, Englewood, CO                   80112
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  (Address of Principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code 303-799-8520


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFT230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On May 8, 2007, Allied Motion Technologies Inc. issued a press release reporting its results of operations for the first quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

     The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filings of Allied Motion Technologies Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     As previously reported in the Company's proxy statement for its 2007 annual meeting, Eugene E. Prince retired from the Board of Directors of the Company effective immediately prior to the annual meeting of shareholders of the Company on May 3, 2007. The Board of Directors is currently seeking a replacement director for the Board.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit 99.1 Allied Motion Technologies Inc. Press Release dated May 8,
                  2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ALLIED MOTION TECHNOLOGIES INC.

Date: May 8, 2007                                /s/ Richard D. Smith
                                                     ----------------
                                                 Richard D. Smith
                                                 Chief Executive Officer and
                                                 Chief Financial Officer